SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2003

                              INFINITE GROUP, INC.
             (Exact name of Registrant as specified in its charter)

           DELAWARE                      0-21816                  52-1490422
(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

One Industrial Drive South, Smithfield, RI                        02917
  (Address of principal executive office)                       (Zip Code)

                                 (401) 231-4400
               Registrant's telephone number, including area code

                        2364 Post Road, Warwick, RI 02886
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      On January 10, 2003 the Registrant issued the following press release:

"Infinite Group, Inc. To Appeal Nasdaq Delisting Determination

Common Stock will continue to be listed pending Panel determination

Rochester, NY. - January 10, 2003 - Infinite Group, Inc. (NASDAQ: IMCI) today announced that it received a Nasdaq Staff Determination on January 8, 2003 indicating that the Company has failed to comply with the requirement to hold an annual meeting of shareholders and to solicit proxies, a requirement for continued listing set forth in Marketplace Rules 4350(e) and 4350(g). Accordingly the Staff has determined to delist the Company's common stock from the Nasdaq Stock Market effective January 16, 2003.

The Company intends to appeal the Nasdaq Staff Determination pursuant to the procedures set forth in the Nasdaq Marketplace Rule 4800 Series. The Company's hearing request will stay the delisting of the Company's Common Stock pending the hearing and the Panel's decision. There can be no assurance that the Panel will grant the Company's request for continued listing."

      On January 13, 2003 the Registrant issued the following press release:

"Infinite Group, Inc. Announces Resignation of President and CEO

ROCHESTER, NY, January 13, 2003 - Infinite Group, Inc. (NASDAQ: IMCI) today announced that Mr. Clifford G. Brockmyre has resigned as President and Chief Executive Officer of the Company. Mr. Brockmyre will remain as Chairman of the Board of Directors and will focus on the management of Laser Fare, Inc., the Company's wholly-owned subsidiary. Mr. Brockmyre's decision to return to Laser Fare on a full-time basis has been discussed with the Board over the last several months and is consistent with his long-term plan to scale back his duties and responsibilities to focus more attention on the operations of Laser Fare.

Mr. Michael S. Smith has been appointed interim President and Chief Executive Officer. Mr. Smith has served as a member of Infinite's Board of Directors since 1995, and was Chairman of the Audit and Compensation Committees. Several new directors will be appointed shortly.

In addition, Infinite announced today that it will be moving its corporate headquarters from Warwick, Rhode Island to Rochester, New York. The new address and phone number will be announced as soon as they are available. Laser Fare, Inc.'s offices and operations will remain in Smithfield, Rhode Island.


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

Mr. Brockmyre remarked that "with additional restructuring under new management, I believe Infinite will be better positioned to reach its potential."

Infinite Group, Inc. is an industry leader in the areas of laser material processing, advanced manufacturing methods, and laser and photonic technology."

                               * * * * * * * * * *

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFINITE GROUP, INC.


Date: January 14, 2003                  By: /s/ Michael S. Smith
                                            ------------------------------------
                                            Michael S. Smith
                                            President


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